UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2014

Terreno Realty Corporation

(Exact name of registrant as specified in its charter)

Maryland	001-34603	27-1262675
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Montgomery Street, Suite 200

San Francisco, CA 94104

(Address of principal executive offices) (Zip Code)

(415) 655-4580

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.

On December 9, 2014, Terreno Realty Corporation (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Goldman, Sachs & Co. and KeyBanc Capital Markets Inc., as representatives of the several underwriters named on Schedule I thereto (the “Underwriters”), relating to the issuance and sale of 8,500,000 shares (the “Firm Shares”) of the Company’s common stock, par value $.01 per share (the “Common Stock”). The Company granted the Underwriters a 30-day option to purchase up to an additional 1,275,000 shares of Common Stock (together with the Firm Shares, the “Shares”), which was exercised in full by the Underwriters on December 9, 2014. The public offering price of the Shares is $19.60 per share. The closing of the offering, which is subject to customary closing conditions, is expected to occur on December 12, 2014.

The offer and sale of the Shares were registered with the Securities and Exchange Commission (the “Commission”) pursuant to a registration statement on Form S-3 (File No. 333-189561) (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”), which was declared effective on July 3, 2013.

The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.

Additionally, in connection with the filing of the Underwriting Agreement as Exhibit 1.1 to this Current Report on Form 8-K, the Company is filing the opinion and consent of its counsel, Goodwin Procter LLP, regarding the validity of the securities being registered as Exhibits 5.1 and 23.1 hereto, respectively, which are incorporated by reference into the Registration Statement.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Number	Description

1.1*	Underwriting Agreement, dated December 9, 2014, by and among Terreno Realty Corporation and Goldman, Sachs & Co. and KeyBanc Capital Markets Inc., as representatives of the several underwriters named in Schedule I thereto.

5.1*	Opinion of Goodwin Procter LLP with respect to the validity of the shares.

23.1*	Consent of Goodwin Procter LLP (contained in its opinion filed as Exhibit 5.1 and incorporated herein by reference).

*	Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERRENO REALTY CORPORATION

Date: December 11, 2014	By:	/s/ Michael A. Coke
Michael A. Coke
President

EXHIBIT INDEX

Exhibit Number	Description

1.1*	Underwriting Agreement, dated December 9, 2014, by and among Terreno Realty Corporation and Goldman, Sachs & Co. and KeyBanc Capital Markets Inc., as representatives of the several underwriters named in Schedule I thereto.

5.1*	Opinion of Goodwin Procter LLP with respect to the validity of the shares.

23.1*	Consent of Goodwin Procter LLP (contained in its opinion filed as Exhibit 5.1 and incorporated herein by reference).

*	Filed herewith